115386744v3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement

Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Garrison Capital Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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GARRISON CAPITAL INC.
1290 Avenue of the Americas, Suite 914
New York, New York 10104

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2020

Dear Stockholder:

We recently sent proxy materials concerning the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Garrison Capital Inc. (the “Company”). Due to the Company’s ongoing exploration of strategic initiatives and the ongoing COVID-19 pandemic, the Company has determined it is in the best interests of its stockholders to postpone the Annual Meeting. Notice is hereby given to the stockholders of the Company that the date of the Annual Meeting has been changed to June 24, 2020, and the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting has been changed to May 6, 2020.

The Annual Meeting will be held virtually on June 24, 2020 at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/gars2020. At the Annual Meeting, stockholders of record as of May 6, 2020 will be asked to vote on two separate proposals. For more information on the proposals and board recommendations, please refer to the proxy materials.

We will furnish proxy materials to our stockholders of record as of May 6, 2020 on the Internet, rather than mailing printed copies of those materials to each stockholder.  The Notice of Internet Availability of Proxy Materials will instruct stockholders of record as of May 6, 2020 as to how you may access and review the proxy materials and vote your proxy.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on May 6, 2020.  If you are a stockholder of record as of such time, it is very important that your shares be represented at the Annual Meeting.

We appreciate your participation.

*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 24, 2020.  Meeting Information  GARRISON CAPITAL INC.  Meeting Type: Annual Meeting  For holders as of: May 6, 2020  Date: June 24, 2020 Time: 10:00 AM EDT  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/GARS2020.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GARS2020 and be sure to  have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX   (located on the following page).  GARRISON CAPITAL INC.  ATTN: CORPORATE SECRETARY  1290 AVENUE OF THE AMERICAS  SUITE 914  NEW YORK, NY 10104  You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or  easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  D14032-P35025  See the reverse side of this notice to obtain  proxy materials and voting instructions.   Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before June 10, 2020 to facilitate timely delivery.  How To Vote  D14033-P35025  Please Choose One of the Following Voting Methods  Vote By Internet:   Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/GARS2020. Have the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.   The Board of Directors recommends  you vote FOR the following:  1. Election of Director   Nominee:   1a. Matthew Westwood  The Board of Directors recommends you vote FOR the following proposal:  2. Ratification of selection of RSM US LLP to serve as our independent registered public accounting firm  for fiscal year ending December 31, 2020.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  D14034-P35025    D14035-P35025

VOTE BY INTERNET   Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 11:59 p.m. Eastern Time the day before the cut-off date or  meeting date. Have your proxy card in hand when you access the web site and  follow the instructions to obtain your records and to create an electronic voting  instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/GARS2020  You may attend the meeting via the Internet and vote during the meeting. Have  the information that is printed in the box marked by the arrow available and follow  the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your  proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  GARRISON CAPITAL INC.  ATTN: CORPORATE SECRETARY  1290 AVENUE OF THE AMERICAS  SUITE 914  NEW YORK, NY 10104  D14029-P35025  GARRISON CAPITAL INC.  The Board of Directors recommends you vote  FOR the following:  1. Election of Director  For   Against  Abstain   Nominee:  !  !  !   1a. Matthew Westwood  The Board of Directors recommends you vote FOR the following proposal:  For   Against  Abstain  !  !  !  2. Ratification of selection of RSM US LLP to serve as our independent registered public accounting firm for fiscal year  ending December 31, 2020.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing  as attorney, executor, administrator, or other fiduciary, please give  full title as such. Joint owners should each sign personally. All holders  must sign. If a corporation or partnership, please sign in full corporate  or partnership name by authorized officer.   Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.  D14030-P35025  GARRISON CAPITAL INC.  Annual Meeting of Stockholders  June 24, 2020 10:00 AM  This proxy is solicited by the Board of Directors  The stockholder(s) hereby appoint(s) Joseph Tansey and Brian Chase, or either of them, as proxies, each  with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as  designated on the reverse side of this ballot, all of the shares of common stock of GARRISON CAPITAL INC.  that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at  www.virtualshareholdermeeting.com/GARS2020, and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction  is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side